Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Fourth Quarter 2019

February 3, 2020

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2019

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Highlights
Net earnings (loss)	$211	$147	$210	$329	$(29)	$897	$530
Core net operating earnings	203	205	192	184	159	784	761
Total assets	70,130	69,067	67,697	66,132	63,456	70,130	63,456
Adjusted shareholders’ equity (a)	5,390	5,376	5,260	5,201	4,898	5,390	4,898
Property and Casualty net written premiums	1,313	1,618	1,264	1,147	1,208	5,342	5,023
Annuity statutory premiums	1,139	1,077	1,349	1,395	1,482	4,960	5,407
Per share data
Diluted earnings per share	$2.31	$1.62	$2.31	$3.63	$(0.33)	$9.85	$5.85
Core net operating earnings per share	2.22	2.25	2.12	2.02	1.75	8.62	8.40
Adjusted book value per share (a)	59.70	59.65	58.49	58.02	54.86	59.70	54.86
Cash dividends per common share	2.2500	0.4000	1.9000	0.4000	1.9000	4.9500	4.4500
Financial ratios
Annualized return on equity (b)	15.6%	11.0%	16.0%	25.9%	(2.3%)	17.1%	10.9%
Annualized core operating return on equity (b)	15.0%	15.3%	14.7%	14.5%	12.6%	14.9%	15.6%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	63.2%	63.1%	60.2%	58.9%	62.7%	61.5%	61.3%
Underwriting expense ratio	30.3%	30.9%	34.8%	33.6%	29.3%	32.2%	32.1%

Combined ratio - Specialty	93.5%	94.0%	95.0%	92.5%	92.0%	93.7%	93.4%

Net spread on fixed annuities:
Net interest spread on fixed annuities - new method	1.98%	1.97%	2.08%	2.01%	1.94%	2.01%	2.14%
Net spread earned on fixed annuities:
Core operating - new method	1.07%	1.06%	1.11%	1.08%	0.98%	1.08%	1.20%
Non-core - new method:
Previously reported in core operating	n/a	n/a	n/a	(0.12%)	(0.73%)	(0.03%)	(0.13%)
Currently reported in non-core	0.24%	(0.28%)	(0.35%)	n/a	n/a	(0.09%)	n/a

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Property and Casualty Insurance
Underwriting profit	$88	$72	$59	$87	$101	$306	$320
Net investment income	120	124	124	104	115	472	438
Other income (expense)	(9)	(2)	(8)	(6)	(2)	(25)	(18)

Property and Casualty Insurance operating earnings	199	194	175	185	214	753	740
Annuity earnings	104	100	104	90	20	398	361
Interest expense of parent holding companies	(18)	(17)	(17)	(16)	(16)	(68)	(62)
Other expense	(32)	(22)	(25)	(27)	(13)	(106)	(94)

Pre-tax core operating earnings	253	255	237	232	205	977	945
Income tax expense	50	50	45	48	46	193	184

Core net operating earnings	203	205	192	184	159	784	761
Non-core items, net of tax:
Realized gains (losses) on securities	51	(14)	45	145	(188)	227	(210)
Annuity non-core earnings (losses), net of taxes	19	(21)	(27)	—	—	(29)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(14)	—	—	—	(14)	(14)
Former Railroad and Manufacturing operations	—	(9)	—	—	—	(9)	(7)
Neon exited lines charge	(58)	—	—	—	—	(58)	—
Other non-core items, net of taxes	(4)	—	—	—	—	(4)	—

Net earnings	$211	$147	$210	$329	$(29)	$897	$530

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Core net operating earnings	$203	$205	$192	$184	$159	$784	$761

Net earnings	$211	$147	$210	$329	$(29)	$897	$530

Average number of diluted shares - core	91.274	91.137	90.981	90.695	90.668	91.024	90.626
Average number of diluted shares - net	91.274	91.137	90.981	90.695	89.278	91.024	90.626
Diluted earnings per share:
Core net operating earnings per share	$2.22	$2.25	$2.12	$2.02	$1.75	$8.62	$8.40
Realized gains (losses) on securities	0.56	(0.15)	0.48	1.61	(2.08)	2.47	(2.31)
Annuity non-core earnings (losses), net of taxes	0.21	(0.23)	(0.29)	—	—	(0.31)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(0.15)	—	—	—	(0.15)	(0.16)
Former Railroad and Manufacturing operations	—	(0.10)	—	—	—	(0.10)	(0.08)
Neon exited lines charge	(0.64)	—	—	—	—	(0.64)	—
Other non-core items, net of taxes	(0.04)	—	—	—	—	(0.04)	—

Diluted earnings per share	$2.31	$1.62	$2.31	$3.63	$(0.33)	$9.85	$5.85

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Property and Transportation	$(2)	$38	$4	$39	$64	$79	$120
Specialty Casualty	69	23	47	36	22	175	141
Specialty Financial	32	26	21	13	20	92	66
Other Specialty	(10)	1	(12)	—	(4)	(21)	(5)

Underwriting profit - Specialty	89	88	60	88	102	325	322
Other core charges, included in loss and LAE	(1)	(16)	(1)	(1)	(1)	(19)	(2)

Underwriting profit - Core	88	72	59	87	101	306	320
Special A&E charges, included in loss and LAE	—	(18)	—	—	—	(18)	(18)
Neon exited lines charge	(76)	—	—	—	—	(76)	—

Underwriting profit (loss) - Property and Casualty Insurance	$12	$54	$59	$87	$101	$212	$302

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$(1)	$1	$2
Catastrophe loss	14	22	12	12	39	60	103

Total current accident year catastrophe losses	$15	$22	$12	$12	$38	$61	$105

Prior year loss reserve development (favorable) / adverse	$(45)	$(12)	$(41)	$(45)	$(61)	$(143)	$(192)

Combined ratio:
Property and Transportation	100.4%	93.5%	99.1%	89.0%	86.5%	95.7%	93.1%
Specialty Casualty	89.7%	96.5%	92.5%	94.2%	96.5%	93.3%	94.2%
Specialty Financial	79.6%	83.7%	85.6%	91.4%	85.5%	85.0%	88.9%
Other Specialty	122.5%	98.5%	135.1%	98.9%	112.3%	113.3%	103.7%
Combined ratio - Specialty	93.5%	94.0%	95.0%	92.5%	92.0%	93.7%	93.4%
Other core charges	0.1%	1.1%	0.1%	0.1%	0.0%	0.4%	0.0%
Neon exited lines charge, loss and LAE	5.5%	0.0%	0.0%	0.0%	0.0%	1.4%	0.0%
Special A&E charges	0.0%	1.2%	0.0%	0.0%	0.0%	0.3%	0.4%

Combined ratio	99.1%	96.3%	95.1%	92.6%	92.0%	95.8%	93.8%

Combined ratio excl. catastrophe and prior year development	96.3%	95.5%	97.5%	95.4%	93.7%	96.2%	95.7%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	66.0%	64.6%	62.7%	61.8%	64.4%	64.0%	63.6%
Prior accident year loss reserve development	(0.4%)	(0.8%)	(3.3%)	(3.9%)	(4.7%)	(2.2%)	(4.0%)
Current accident year catastrophe loss	1.0%	1.6%	0.9%	1.1%	3.0%	1.2%	2.1%

Loss and LAE ratio	66.6%	65.4%	60.3%	59.0%	62.7%	63.0%	61.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Gross written premiums	$1,749	$2,351	$1,664	$1,535	$1,613	$7,299	$6,840
Ceded reinsurance premiums	(436)	(733)	(400)	(388)	(405)	(1,957)	(1,817)

Net written premiums	1,313	1,618	1,264	1,147	1,208	5,342	5,023
Change in unearned premiums	57	(176)	(64)	26	62	(157)	(158)

Net earned premiums	1,370	1,442	1,200	1,173	1,270	5,185	4,865
Loss and LAE	865	910	722	691	796	3,188	2,983
Underwriting expense	416	444	418	394	372	1,672	1,560

Underwriting profit	$89	$88	$60	$88	$102	$325	$322

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$(1)	$1	$2
Catastrophe loss	14	22	12	12	39	60	103

Total current accident year catastrophe losses	$15	$22	$12	$12	$38	$61	$105

Prior year loss reserve development (favorable) / adverse	$(53)	$(46)	$(42)	$(46)	$(61)	$(187)	$(212)

Combined ratio:
Loss and LAE ratio	63.2%	63.1%	60.2%	58.9%	62.7%	61.5%	61.3%
Underwriting expense ratio	30.3%	30.9%	34.8%	33.6%	29.3%	32.2%	32.1%

Combined ratio	93.5%	94.0%	95.0%	92.5%	92.0%	93.7%	93.4%

Combined ratio excl. catastrophe and prior year development	96.3%	95.5%	97.5%	95.4%	93.7%	96.2%	95.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.0%	64.6%	62.7%	61.8%	64.4%	64.0%	63.6%
Prior accident year loss reserve development	(3.8%)	(3.1%)	(3.4%)	(4.0%)	(4.7%)	(3.7%)	(4.4%)
Current accident year catastrophe loss	1.0%	1.6%	0.9%	1.1%	3.0%	1.2%	2.1%

Loss and LAE ratio	63.2%	63.1%	60.2%	58.9%	62.7%	61.5%	61.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Gross written premiums	$628	$1,113	$579	$439	$651	$2,759	$2,645
Ceded reinsurance premiums	(179)	(452)	(157)	(95)	(203)	(883)	(891)

Net written premiums	449	661	422	344	448	1,876	1,754
Change in unearned premiums	56	(78)	(43)	17	31	(48)	(25)

Net earned premiums	505	583	379	361	479	1,828	1,729
Loss and LAE	392	421	259	225	327	1,297	1,192
Underwriting expense	115	124	116	97	88	452	417

Underwriting profit	$(2)	$38	$4	$39	$64	$79	$120

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(1)	$—	$—
Catastrophe loss	7	8	8	9	(1)	32	26

Total current accident year catastrophe losses	$7	$8	$8	$9	$(2)	$32	$26

Prior year loss reserve development (favorable) / adverse	$(18)	$(17)	$(6)	$(26)	$(7)	$(67)	$(50)

Combined ratio:
Loss and LAE ratio	77.8%	72.1%	68.4%	62.2%	68.2%	71.0%	69.0%
Underwriting expense ratio	22.6%	21.4%	30.7%	26.8%	18.3%	24.7%	24.1%

Combined ratio	100.4%	93.5%	99.1%	89.0%	86.5%	95.7%	93.1%

Combined ratio excl. catastrophe and prior year development	102.5%	94.9%	98.7%	93.6%	88.2%	97.5%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	79.9%	73.5%	68.0%	66.8%	69.9%	72.8%	70.3%
Prior accident year loss reserve development	(3.5%)	(2.8%)	(1.6%)	(7.2%)	(1.5%)	(3.6%)	(2.8%)
Current accident year catastrophe loss	1.4%	1.4%	2.0%	2.6%	(0.2%)	1.8%	1.5%

Loss and LAE ratio	77.8%	72.1%	68.4%	62.2%	68.2%	71.0%	69.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Gross written premiums	$929	$1,031	$896	$912	$778	$3,768	$3,445
Ceded reinsurance premiums	(260)	(287)	(234)	(286)	(197)	(1,067)	(936)

Net written premiums	669	744	662	626	581	2,701	2,509
Change in unearned premiums	7	(86)	(28)	3	32	(104)	(106)

Net earned premiums	676	658	634	629	613	2,597	2,403
Loss and LAE	402	416	380	388	389	1,586	1,476
Underwriting expense	205	219	207	205	202	836	786

Underwriting profit	$69	$23	$47	$36	$22	$175	$141

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$—	$1	$1
Catastrophe loss	5	10	1	1	28	17	45

Total current accident year catastrophe losses	$6	$10	$1	$1	$28	$18	$46

Prior year loss reserve development (favorable) / adverse	$(25)	$(19)	$(31)	$(13)	$(52)	$(88)	$(139)

Combined ratio:
Loss and LAE ratio	59.4%	63.1%	60.0%	61.6%	63.5%	61.1%	61.5%
Underwriting expense ratio	30.3%	33.4%	32.5%	32.6%	33.0%	32.2%	32.7%

Combined ratio	89.7%	96.5%	92.5%	94.2%	96.5%	93.3%	94.2%

Combined ratio excl. catastrophe and prior year development	92.7%	97.8%	97.1%	96.3%	100.3%	96.0%	98.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.4%	64.4%	64.6%	63.7%	67.3%	63.8%	65.4%
Prior accident year loss reserve development	(3.8%)	(2.9%)	(4.7%)	(2.2%)	(8.5%)	(3.4%)	(5.8%)
Current accident year catastrophe loss	0.8%	1.6%	0.1%	0.1%	4.7%	0.7%	1.9%

Loss and LAE ratio	59.4%	63.1%	60.0%	61.6%	63.5%	61.1%	61.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Gross written premiums	$192	$207	$189	$184	$184	$772	$750
Ceded reinsurance premiums	(36)	(40)	(40)	(39)	(42)	(155)	(148)

Net written premiums	156	167	149	145	142	617	602
Change in unearned premiums	(4)	(6)	2	1	(1)	(7)	(4)

Net earned premiums	152	161	151	146	141	610	598
Loss and LAE	40	47	49	56	51	192	225
Underwriting expense	80	88	81	77	70	326	307

Underwriting profit	$32	$26	$21	$13	$20	$92	$66

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe loss	2	3	3	2	10	10	28

Total current accident year catastrophe losses	$2	$3	$3	$2	$10	$10	$29

Prior year loss reserve development (favorable) / adverse	$(14)	$(9)	$(9)	$(6)	$(7)	$(38)	$(26)

Combined ratio:
Loss and LAE ratio	26.1%	29.7%	32.3%	38.2%	36.4%	31.5%	37.6%
Underwriting expense ratio	53.5%	54.0%	53.3%	53.2%	49.1%	53.5%	51.3%

Combined ratio	79.6%	83.7%	85.6%	91.4%	85.5%	85.0%	88.9%

Combined ratio excl. catastrophe and prior year development	87.7%	87.2%	89.7%	94.3%	83.6%	89.7%	88.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	34.2%	33.2%	36.4%	41.1%	34.5%	36.2%	37.3%
Prior accident year loss reserve development	(9.2%)	(5.5%)	(5.9%)	(4.3%)	(5.2%)	(6.3%)	(4.4%)
Current accident year catastrophe loss	1.1%	2.0%	1.8%	1.4%	7.1%	1.6%	4.7%

Loss and LAE ratio	26.1%	29.7%	32.3%	38.2%	36.4%	31.5%	37.6%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	39	46	31	32	37	148	158

Net written premiums	39	46	31	32	37	148	158
Change in unearned premiums	(2)	(6)	5	5	—	2	(23)

Net earned premiums	37	40	36	37	37	150	135
Loss and LAE	31	26	34	22	29	113	90
Underwriting expense	16	13	14	15	12	58	50

Underwriting profit (loss)	$(10)	$1	$(12)	$—	$(4)	$(21)	$(5)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	1	—	—	2	1	4

Total current accident year catastrophe losses	$—	$1	$—	$—	$2	$1	$4

Prior year loss reserve development (favorable) / adverse	$4	$(1)	$4	$(1)	$5	$6	$3

Combined ratio:
Loss and LAE ratio	83.5%	64.0%	96.0%	59.7%	76.5%	75.4%	66.4%
Underwriting expense ratio	39.0%	34.5%	39.1%	39.2%	35.8%	37.9%	37.3%

Combined ratio	122.5%	98.5%	135.1%	98.9%	112.3%	113.3%	103.7%

Combined ratio excl. catastrophe and prior year development	113.4%	99.0%	123.4%	100.8%	95.6%	108.9%	99.0%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Net investment income	$435	$421	$420	$406	$401	$1,682	$1,524
Investments marked to market through core operating earnings	23	27	31	29	18	110	114
Guaranteed withdrawal benefit fees	17	17	17	16	17	67	65
Policy charges and other miscellaneous income	9	10	10	11	10	40	43

Total revenues	484	475	478	462	446	1,899	1,746
Annuity benefits	281	276	272	266	260	1,095	964
Acquisition expenses	65	64	67	60	64	256	242
Other expenses	34	35	35	35	36	139	131

Total costs and expenses	380	375	374	361	360	1,490	1,337

Pretax Annuity core operating earnings - new method	$104	$100	$104	$101	$86	$409	$409
Other amounts previously reported as core operating, net (a)	n/a	n/a	n/a	(11)	(66)	(11)	(48)

Pretax Annuity core operating earnings - as reported	$104	$100	$104	$90	$20	$398	$361

(a)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Detail of annuity benefits expense:
Cost of funds:
Amortization of options (a)	$150	$149	$146	$141	$141	$586	$506
Traditional fixed annuities	62	62	61	59	58	244	234
Fixed component of fixed-indexed annuities	25	24	23	22	21	94	78
Immediate annuities	6	6	6	6	6	24	24
Pension risk transfer (PRT)	3	2	1	1	1	7	1
Federal Home Loan Bank	6	7	7	7	6	27	20

Total cost of funds - new method	252	250	244	236	233	982	863
Guaranteed withdrawal benefit reserve	24	21	20	19	19	84	74
Amortization of sales inducements	3	3	4	4	5	14	19
Change in expected death and annuitization reserve and other	2	2	4	7	3	15	8

Total other annuity benefits	29	26	28	30	27	113	101

Total annuity benefits expense - new method	$281	$276	$272	$266	$260	$1,095	$964

(a) Amortizaton of options, net of DAC and reserve offsets:
Amortization of options	$150	$149	$146	$141	$141	$586	$506
DAC and reserve offsets	(77)	(74)	(74)	(72)	(72)	(297)	(254)

Amortization of options, net of DAC and reserve offsets	$73	$75	$72	$69	$69	$289	$252

American Financial Group, Inc. Core Net Spread on Fixed Annuities - New Method ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Average fixed annuity investments (at amortized cost) (a)	$39,316	$38,650	$37,907	$36,991	$35,993	$38,216	$34,471
Average annuity benefits accumulated	39,615	38,946	38,202	37,078	36,103	38,460	34,706

Annuity benefits accumulated in excess of investments (a)	$(299)	$(296)	$(295)	$(87)	$(110)	$(244)	$(235)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.40%	4.34%	4.40%	4.37%	4.44%	4.38%	4.40%
Investments marked to market through core operating earnings (as % of investments)	0.23%	0.28%	0.33%	0.31%	0.20%	0.29%	0.33%
Cost of funds	(2.54%)	(2.57%)	(2.55%)	(2.54%)	(2.58%)	(2.55%)	(2.49%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.11%)	(0.08%)	(0.10%)	(0.13%)	(0.12%)	(0.11%)	(0.10%)

Core net interest spread on fixed annuities - new method	1.98%	1.97%	2.08%	2.01%	1.94%	2.01%	2.14%
Policy charges and other miscellaneous income	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%	0.10%
Acquisition expenses	(0.65%)	(0.65%)	(0.68%)	(0.65%)	(0.66%)	(0.66%)	(0.67%)
Other expenses	(0.33%)	(0.34%)	(0.37%)	(0.36%)	(0.38%)	(0.35%)	(0.37%)

Core net spread earned on fixed annuities - new method	1.07%	1.06%	1.11%	1.08%	0.98%	1.08%	1.20%
Net spread earned on items previously reported as core operating	n/a	n/a	n/a	(0.12%)	(0.73%)	(0.03%)	(0.13%)

Core net spread earned on fixed annuities - as reported	1.07%	1.06%	1.11%	0.96%	0.25%	1.05%	1.07%

Average annuity benefits accumulated	$39,615	$38,946	$38,202	$37,078	$36,103	$38,460	$34,706
Net spread earned on fixed annuities - core	1.07%	1.06%	1.11%	1.08%	0.98%	1.08%	1.20%

Earnings on fixed annuity benefits accumulated - core	$105	$103	$106	$100	$88	$414	$418
Annuity benefits accumulated in excess of investments	$(299)	$(296)	$(295)	$(87)	$(110)	$(244)	$(235)
Net investment income (as % of investments)	4.63%	4.62%	4.73%	4.68%	4.64%	4.67%	4.73%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(3)	$(3)	$(3)	$(1)	$(1)	$(10)	$(11)
Variable annuity earnings	2	—	1	2	(1)	5	2

Pretax Annuity core operating earnings - new method	104	100	104	101	86	409	409
Other amounts previously reported as core operating, net	n/a	n/a	n/a	(11)	(66)	(11)	(48)

Pretax Annuity core operating earnings - as reported	$104	$100	$104	$90	$20	$398	$361

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Financial institutions single premium annuities - indexed	$359	$325	$429	$424	$455	$1,537	$1,776
Financial institutions single premium annuities - fixed	270	302	313	344	142	1,229	492
Retail single premium annuities - indexed	170	198	274	301	392	943	1,418
Retail single premium annuities - fixed	25	30	36	29	27	120	87
Broker dealer single premium annuities - indexed	107	134	189	227	335	657	1,271
Broker dealer single premium annuities - fixed	9	9	8	6	4	32	14
Pension risk transfer (PRT)	158	39	50	10	75	257	132
Education market - fixed and indexed annuities	36	35	44	49	46	164	192

Subtotal fixed annuity premiums	1,134	1,072	1,343	1,390	1,476	4,939	5,382
Variable annuities	5	5	6	5	6	21	25

Total annuity premiums	$1,139	$1,077	$1,349	$1,395	$1,482	$4,960	$5,407

Summary by Distribution Channel:
Financial institutions	$629	$627	$742	$768	$597	$2,766	$2,268
Retail	195	228	310	330	419	1,063	1,505
Broker dealer	116	143	197	233	339	689	1,285
Other	199	79	100	64	127	442	349

Total annuity premiums	$1,139	$1,077	$1,349	$1,395	$1,482	$4,960	$5,407

Summary by Product Type:
Total indexed	$655	$675	$917	$980	$1,211	$3,227	$4,580
Total fixed	479	397	426	410	265	1,712	802
Variable	5	5	6	5	6	21	25

Total annuity premiums	$1,139	$1,077	$1,349	$1,395	$1,482	$4,960	$5,407

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Beginning fixed annuity reserves	$39,212	$38,680	$37,724	$36,431	$35,774	$36,431	$33,005
Premiums	1,134	1,072	1,343	1,390	1,476	4,939	5,382
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	—	—	—	225	—	225
Surrenders, benefits and other withdrawals	(829)	(808)	(862)	(761)	(796)	(3,260)	(2,836)
Interest and other annuity benefit expenses:
Cost of funds	252	250	244	236	233	982	863
Embedded derivative mark-to-market	276	111	251	462	(490)	1,100	(248)
Unlockings	—	(75)	—	—	4	(75)	59
Other	(27)	(18)	(20)	(34)	5	(99)	(19)

Ending fixed annuity reserves	$40,018	$39,212	$38,680	$37,724	$36,431	$40,018	$36,431

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$40,018	$39,212	$38,680	$37,724	$36,431	$40,018	$36,431
Impact of unrealized investment gains on reserves	225	269	192	108	10	225	10
Fixed component of variable annuities	163	170	172	174	175	163	175

Annuity benefits accumulated per balance sheet	$40,406	$39,651	$39,044	$38,006	$36,616	$40,406	$36,616

Annualized surrenders and other withdrawals as a % of beginning reserves	8.5%	8.4%	9.1%	8.4%	8.9%	8.9%	8.6%
Rider reserves included in ending fixed annuity reserves above	$625	$611	$491	$478	$472	$625	$472

Embedded Derivative liability included in ending fixed annuity reserves above	$3,730	$3,469	$3,541	$3,247	$2,720	$3,730	$2,720

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
GMIR
1 - 1.99%	81%	81%	80%	79%	79%	78%
2 - 2.99%	3%	3%	4%	4%	4%	4%
3 - 3.99%	7%	7%	7%	8%	8%	9%
4.00% and above	9%	9%	9%	9%	9%	9%
Annuity Benefits Accumulated	$40,406	$39,651	$39,044	$38,006	$36,616	$35,958
Traditional Fixed and FIA Surrender Value (a)	$30,921	$30,292	$29,891	$29,163	$27,842	$27,434
Ability to Lower Average Crediting Rates by (a) (b)	1.19%	1.20%	1.20%	1.20%	1.19%	1.16%
Pretax earnings impact of crediting guaranteed minimums (a)	$368	$363	$359	$350	$331	$317
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Reported in Non-Core Earnings			Reported in Core Earnings Prior to Second Quarter of 2019
	Three Months Ended			Three Months Ended		Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19		12/31/18
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$12	$2	$6	$14	$(22)	$34		$(14)
DAC and sales inducements (b)	4	1	1	5	(8)	11		(4)
Fair Value (FV) accounting	8	1	—	14	(27)	23		(11)

Subtotal impact of changes in stock market	24	4	7	33	(57)	68		(29)
Impact of changes in interest rates on FV accounting	(4)	(30)	(38)	(45)	(4)	(117)		33
Other FIA items	4	—	(2)	1	(1)	3		(21)
Unlockings	—	(1)	—	—	(4)	(1)		(31)

Annuity Non-Core Earnings (Losses)	$24	$(27)	$(33)	$(11)	$(66)	$(47)		$(48)

Reported as	Non-core	Non-core	Non-core	Core	Core	Q1 Core = Q2/Q3/Q4 Non-core =	($11) ($36)	Core
Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.12%	0.02%	0.06%	0.15%	(0.24%)	0.09%		(0.04%)
DAC and sales inducements (b)	0.04%	0.01%	0.01%	0.06%	(0.09%)	0.03%		(0.01%)
Fair Value (FV) accounting	0.08%	0.01%	0.00%	0.15%	(0.30%)	0.06%		(0.03%)

Subtotal impact of changes in stock market	0.24%	0.04%	0.07%	0.36%	(0.63%)	0.18%		(0.08%)
Impact of changes in interest rates on FV accounting	(0.04%)	(0.31%)	(0.40%)	(0.49%)	(0.05%)	(0.31%)		0.10%
Other FIA items	0.04%	0.00%	(0.02%)	0.01%	(0.01%)	0.01%		(0.06%)
Unlockings	0.00%	(0.01%)	0.00%	0.00%	(0.04%)	0.00%		(0.09%)

Non-core net spread earned on fixed annuities	0.24%	(0.28%)	(0.35%)	(0.12%)	(0.73%)	(0.12%)		(0.13%)

Reported as	Non-core	Non-core	Non-core	Core	Core	Q1 Core = (.03%) Q2/Q3/Q4 Non-core = (.09%)		Core

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	3,231	2,977	2,942	2,834	2,507	3,231	2,507
Average 5 and 15 year Corp A2 rates	2.74%	2.71%	2.97%	3.41%	3.90%	2.74%	3.90%
Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500	~ +/- $1mm to $3mm
Incremental +/- 10bps change in interest rates	~ +/- $9mm to $11mm
(Assumes parallel shift in rates (primarily Corporate A2 rates))

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Annuity Earnings
Core annuity operating earnings - as reported (see page 12)	$104	$100	$104	$90	$20	$398	$361
Annuity non-core earnings (losses)	24	(27)	(33)	—	—	(36)	—

Earnings before income taxes - GAAP	$128	$73	$71	$90	$20	$362	$361

Policy Charges and Other Miscellaneous Income
Policy charges and other miscellaneous income - new method (see page 12)	$9	$10	$10	$11	$10	$40	$43
Annuity non-core policy charges and other miscellaneous income	—	1	—	—	—	1	(1)

Policy Charges and Other Miscellaneous Income - GAAP	$9	$11	$10	$11	$10	$41	$42

Annuity Benefit Expense
Annuity benefits expense - new method (see page 13)	$281	$276	$272	$266	$260	$1,095	$964
Annuity non-core annuity benefits	(30)	(26)	67	45	74	56	34

Annuity Benefit Expense - GAAP	$251	$250	$339	$311	$334	$1,151	$998

Acquisition Expenses
Acquisition expenses - new method (see page 12)	$65	$64	$67	$60	$64	$256	$242
Annuity non-core acquisition expenses	6	54	(34)	(34)	(8)	(8)	13

Acquisition Expenses - GAAP	$71	$118	$33	$26	$56	$248	$255

Net Spread on Fixed Annuities
Core net spread earned on fixed annuities - as reported (see page 14)	1.07%	1.06%	1.11%	0.96%	0.25%	1.05%	1.07%
Non-core net spread earned on fixed annuities	0.24%	(0.28%)	(0.35%)	0.00%	0.00%	(0.09%)	0.00%

Net Spread on Fixed Annuities	1.31%	0.78%	0.76%	0.96%	0.25%	0.96%	1.07%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Assets:
Total cash and investments	$55,252	$54,207	$52,907	$51,040	$48,498	$47,841
Recoverables from reinsurers	3,415	3,261	3,150	3,258	3,349	3,352
Prepaid reinsurance premiums	678	781	651	636	610	717
Agents’ balances and premiums receivable	1,335	1,403	1,398	1,283	1,234	1,299
Deferred policy acquisition costs	1,037	964	1,203	1,447	1,682	1,669
Assets of managed investment entities	4,736	4,702	4,781	4,786	4,700	4,998
Other receivables	975	1,187	999	1,011	1,090	1,633
Variable annuity assets (separate accounts)	628	601	616	610	557	650
Other assets	1,867	1,754	1,785	1,854	1,529	1,832
Goodwill	207	207	207	207	207	199

Total assets	$70,130	$69,067	$67,697	$66,132	$63,456	$64,190

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,232	$9,847	$9,577	$9,623	$9,741	$9,670
Unearned premiums	2,830	2,986	2,683	2,605	2,595	2,740
Annuity benefits accumulated	40,406	39,651	39,044	38,006	36,616	35,958
Life, accident and health reserves	612	613	619	632	635	643
Payable to reinsurers	814	867	755	730	752	932
Liabilities of managed investment entities	4,571	4,523	4,590	4,593	4,512	4,807
Long-term debt	1,473	1,423	1,423	1,423	1,302	1,302
Variable annuity liabilities (separate accounts)	628	601	616	610	557	650
Other liabilities	2,295	2,235	2,300	2,245	1,774	2,324

Total liabilities	$63,861	$62,746	$61,607	$60,467	$58,484	$59,026
Shareholders’ equity:
Common stock	$90	$90	$90	$90	$89	$89
Capital surplus	1,307	1,292	1,277	1,256	1,245	1,231
Retained earnings	4,009	4,022	3,914	3,875	3,588	3,800
Unrealized gains - fixed maturities	862	920	812	464	83	93
Unrealized gains (losses) - fixed maturity-related cash flow hedges	17	25	18	—	(11)	(32)
Other comprehensive income, net of tax	(16)	(28)	(21)	(20)	(24)	(17)

Total shareholders’ equity	6,269	6,321	6,090	5,665	4,970	5,164
Noncontrolling interests	—	—	—	—	2	—

Total liabilities and equity	$70,130	$69,067	$67,697	$66,132	$63,456	$64,190

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Shareholders’ equity	$6,269	$6,321	$6,090	$5,665	$4,970	$5,164
Unrealized (gains) related to fixed maturities	(879)	(945)	(830)	(464)	(72)	(61)

Adjusted shareholders’ equity	5,390	5,376	5,260	5,201	4,898	5,103
Goodwill	(207)	(207)	(207)	(207)	(207)	(199)
Intangibles	(43)	(45)	(48)	(51)	(54)	(31)

Tangible adjusted shareholders’ equity	$5,140	$5,124	$5,005	$4,943	$4,637	$4,873

Common shares outstanding	90.304	90.127	89.918	89.638	89.292	89.189
Book value per share:
Book value per share	$69.43	$70.14	$67.72	$63.20	$55.66	$57.90
Adjusted (a)	59.70	59.65	58.49	58.02	54.86	57.22
Tangible, adjusted (b)	56.93	56.84	55.65	55.14	51.93	54.64
Market capitalization
AFG’s closing common share price	$109.65	$107.85	$102.47	$96.21	$90.53	$110.97
Market capitalization	$9,902	$9,720	$9,214	$8,624	$8,084	$9,897
Price / Adjusted book value ratio	1.84	1.81	1.75	1.66	1.65	1.94

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
AFG subordinated debentures	475	425	425	425	300	300

Total principal amount of long-term debt	$1,493	$1,443	$1,443	$1,443	$1,318	$1,318
Shareholders’ equity	6,269	6,321	6,090	5,665	4,970	5,164
Noncontrolling interests (including redeemable NCI)	—	—	—	—	2	—
Less:
Unrealized (gains) related to fixed maturity investments	(879)	(945)	(830)	(464)	(72)	(61)

Total adjusted capital	$6,883	$6,819	$6,703	$6,644	$6,218	$6,421

Ratio of debt to total adjusted capital:
Including subordinated debt	21.7%	21.2%	21.5%	21.7%	21.2%	20.5%
Excluding subordinated debt	14.8%	14.9%	15.2%	15.3%	16.4%	15.9%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Property and Casualty Insurance
Paid Losses (GAAP)	$727	$769	$666	$704	$719	$2,866	$2,602

	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	09/30/18
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$4,043	$4,094	$3,959	$3,868	$3,638	$3,664
Annuity	2,664	2,613	2,612	2,553	2,443	2,513
Parent and other subsidiaries	(1,301)	(1,303)	(1,290)	(1,200)	(1,159)	(1,057)

AFG GAAP Equity (excluding AOCI)	$5,406	$5,404	$5,281	$5,221	$4,922	$5,120

Allowable dividends without regulatory approval
Property and Casualty Insurance	$565	$529	$529	$529	$529	$563
Annuity and Run-off	287	768	768	768	768	263

Total	$852	$1,297	$1,297	$1,297	$1,297	$826

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2019
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,387	$746	$181	$—	$2,314	4%
Fixed maturities - Available for sale	8,596	37,899	10	—	46,505	84%
Fixed maturities - Trading	59	54	—	—	113	0%
Equity securities	1,061	810	66	—	1,937	4%
Investments accounted for using the equity method	703	985	—	—	1,688	3%
Mortgage loans	262	1,067	—	—	1,329	2%
Policy loans	—	164	—	—	164	0%
Equity index call options	—	924	—	—	924	2%
Real estate and other investments	122	265	55	(164)	278	1%

Total cash and investments	$12,190	$42,914	$312	$(164)	$55,252	100%

	Carrying Value - December 31, 2018
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,007	$339	$169	$—	$1,515	3%
Fixed maturities - Available for sale	7,853	34,132	12	—	41,997	87%
Fixed maturities - Trading	50	55	—	—	105	0%
Equity securities	1,017	744	53	—	1,814	4%
Investments accounted for using the equity method	557	817	—	—	1,374	3%
Mortgage loans	289	779	—	—	1,068	2%
Policy loans	—	174	—	—	174	0%
Equity index call options	—	184	—	—	184	0%
Real estate and other investments	134	276	44	(187)	267	1%

Total cash and investments	$10,907	$37,500	$278	$(187)	$48,498	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$79	$75	$79	$77	$74	$310	$284
Fixed maturities - Trading	—	1	1	1	1	3	3
Equity securities - dividends	11	12	13	13	11	49	48
Equity securities - MTM	(1)	7	1	2	9	9	13
Equity in investees	21	20	20	3	14	64	65
AFG managed CLOs	(2)	(2)	2	3	(1)	1	2
Other investments (a)	13	12	10	7	10	42	32

Gross investment income	121	125	126	106	118	478	447
Investment expenses	(1)	(1)	(2)	(2)	(3)	(6)	(9)

Total net investment income	$120	$124	$124	$104	$115	$472	$438

Average cash and investments (b)	$11,744	$11,387	$11,193	$10,997	$10,651	$11,348	$10,497

Average yield (c)	4.09%	4.36%	4.43%	3.78%	4.32%	4.16%	4.17%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$406	$393	$391	$384	$376	$1,574	$1,425
Equity securities - dividends	8	9	8	9	9	34	30
Equity securities - MTM	4	7	3	3	2	17	13
Equity in investees	24	23	25	18	19	90	96
AFG managed CLOs	(5)	(3)	3	8	(3)	3	5
Other investments (a)	23	21	22	15	18	81	73

Gross investment income	460	450	452	437	421	1,799	1,642
Investment expenses	(4)	(4)	(4)	(4)	(4)	(16)	(13)

Total net investment income	$456	$446	$448	$433	$417	$1,783	$1,629

Average cash and investments (b)	$39,316	$38,650	$37,907	$36,991	$35,993	$38,216	$34,471

Average yield (c)	4.63%	4.62%	4.73%	4.68%	4.64%	4.67%	4.73%

AFG consolidated net investment income:
Property & Casualty	$120	$124	$124	$104	$115	$472	$438
Annuity:
Fixed Annuity	456	446	448	433	417	1,783	1,629
Variable Annuity	2	2	3	2	2	9	9
Parent & other	8	11	10	14	4	43	25
Consolidate CLOs	7	5	(5)	(11)	4	(4)	(7)

Total net investment income	$593	$588	$580	$542	$542	$2,303	$2,094

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Significant Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	12/31/19	12/31/18
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$(1)	$7	$1	$2	$9	$9	$13
Investments accounted for using the equity method (b)	21	20	20	3	14	64	65
AFG managed CLOs (eliminated in consolidation)	(2)	(2)	2	3	(1)	1	2

Total Property & Casualty	$18	$25	$23	$8	$22	$74	$80

Investments
Equity securities MTM through investment income (a)	$85	$77	$57	$52	$50	$85	$50
Investments accounted for using the equity method (b)	703	625	614	578	557	703	557
AFG managed CLOs (eliminated in consolidation)	48	53	56	57	56	48	56

Total Property & Casualty	$836	$755	$727	$687	$663	$836	$663

Annualized Yield - Property & Casualty	9.1%	13.5%	13.0%	4.7%	13.8%	10.1%	13.9%
Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$4	$7	$3	$3	$2	$17	$13
Investments accounted for using the equity method (b)	24	23	25	18	19	90	96
AFG managed CLOs (eliminated in consolidation)	(5)	(3)	3	8	(3)	3	5

Total Fixed Annuity	$23	$27	$31	$29	$18	$110	$114

Investments
Equity securities MTM through investment income (a)	$142	$120	$101	$88	$84	$142	$84
Investments accounted for using the equity method (b)	985	910	892	862	817	985	817
AFG managed CLOs (eliminated in consolidation)	116	125	135	136	132	116	132

Total Fixed Annuity	$1,243	$1,155	$1,128	$1,086	$1,033	$1,243	$1,033

Annualized Yield - Fixed Annuity	7.7%	9.5%	11.2%	10.9%	7.1%	9.7%	12.4%
Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$3	$17	$8	$11	$6	$39	$22
Investments accounted for using the equity method (b)	45	43	45	21	33	154	161
AFG managed CLOs (eliminated in consolidation)	(7)	(5)	5	11	(4)	4	7

Total Combined (including Parent)	$41	$55	$58	$43	$35	$197	$190

Investments
Equity securities MTM through investment income (a)	$294	$262	$220	$198	$187	$294	$187
Investments accounted for using the equity method (b)	1,688	1,535	1,506	1,440	1,374	1,688	1,374
AFG managed CLOs (eliminated in consolidation)	164	178	191	193	188	164	188

Total Combined (including Parent)	$2,146	$1,975	$1,917	$1,831	$1,749	$2,146	$1,749

Annualized Yield - Combined	8.0%	11.3%	12.4%	9.6%	8.2%	10.2%	12.2%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2019	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$203	$213	$10	1%	0%
States, municipalities and political subdivisions	6,628	6,987	359	15%	12%
Foreign government	209	211	2	0%	0%
Residential mortgage-backed securities	2,901	3,161	260	7%	6%
Commercial mortgage-backed securities	896	927	31	2%	2%
Collateralized loan obligations	4,307	4,280	(27)	9%	8%
Other asset-backed securities	6,992	7,128	136	15%	13%
Corporate and other bonds	22,501	23,711	1,210	51%	43%

Total AFG consolidated	$44,637	$46,618	$1,981	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.48%
Net of investment expense (a)	4.44%
Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2018	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$245	$243	$(2)	1%	1%
States, municipalities and political subdivisions	6,850	6,964	114	17%	14%
Foreign government	166	168	2	0%	0%
Residential mortgage-backed securities	2,478	2,746	268	7%	6%
Commercial mortgage-backed securities	905	920	15	2%	2%
Collateralized loan obligations	4,350	4,278	(72)	10%	9%
Other asset-backed securities	5,431	5,533	102	13%	11%
Corporate and other bonds	21,517	21,250	(267)	50%	44%

Total AFG consolidated	$41,942	$42,102	$160	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	December 31, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$165	$167	2	2%	$203	$202	$(1)	3%
States, municipalities and political subdivisions	2,524	2,614	90	30%	2,630	2,642	12	33%
Foreign government	178	177	(1)	2%	155	156	1	2%
Residential mortgage-backed securities	990	1,051	61	12%	725	784	59	10%
Commercial mortgage-backed securities	89	92	3	1%	83	84	1	1%
Collateralized loan obligations	906	901	(5)	11%	910	895	(15)	12%
Other asset-backed securities	1,727	1,741	14	20%	1,365	1,364	(1)	17%
Corporate and other bonds	1,861	1,912	51	22%	1,792	1,776	(16)	22%

Property and Casualty Insurance	$8,440	$8,655	$215	100%	$7,863	$7,903	$40	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.94%				3.91%
Net of investment expense (a)	3.90%				3.81%
Tax equivalent, net of investment expense (b)	4.05%				3.99%
Approximate average life and duration:
Approximate average life	4.5 years				4.5 years
Approximate duration	3.0 years				3.5 years

	December 31, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$38	$46	$8	0%	$42	$41	$(1)	0%
States, municipalities and political subdivisions	4,104	4,373	269	12%	4,220	4,322	102	13%
Foreign government	31	34	3	0%	11	12	1	0%
Residential mortgage-backed securities	1,909	2,100	191	6%	1,750	1,950	200	6%
Commercial mortgage-backed securities	807	835	28	2%	822	836	14	2%
Collateralized loan obligations	3,401	3,379	(22)	9%	3,440	3,383	(57)	10%
Other asset-backed securities	5,265	5,387	122	14%	4,066	4,169	103	12%
Corporate and other bonds	20,640	21,799	1,159	57%	19,725	19,474	(251)	57%

Total Annuity and Run-off	$36,195	$37,953	$1,758	100%	$34,076	$34,187	$111	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.59%				4.59%
Net of investment expense (a)	4.55%				4.55%
Approximate average life and duration:
Approximate average life	6 years				6.5 years
Approximate duration	4.5 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$8,854	$9,010	$156	19%
AA	8,615	8,957	342	19%
A	10,456	10,983	527	24%
BBB	12,759	13,465	706	29%

Subtotal - Investment grade	40,684	42,415	1,731	91%
BB	714	724	10	2%
B	186	183	(3)	0%
Other (b)	3,053	3,296	243	7%

Subtotal - Non-Investment grade	3,953	4,203	250	9%

Total	$44,637	$46,618	$1,981	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,367	$7,359	$(8)	17%
AA	8,714	8,831	117	21%
A	10,006	9,989	(17)	24%
BBB	12,206	12,053	(153)	29%

Subtotal - Investment grade	38,293	38,232	(61)	91%
BB	703	685	(18)	2%
B	261	254	(7)	0%
Other (b)	2,685	2,931	246	7%

Subtotal - Non-Investment grade	3,649	3,870	221	9%

Total	$41,942	$42,102	$160	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2019	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$549	$552	$3	13%	1%
Prime (Non-Agency)	1,157	1,264	107	31%	2%
Alt-A	897	1,015	118	25%	2%
Subprime	298	330	32	8%	1%
Commercial	896	927	31	23%	2%

Total AFG consolidated	$3,797	$4,088	$291	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 87%; Alt-A 81%; Subprime 82%; CMBS 100%.

•	The average FICO score of our residential MBS securities is - Prime 742; Alt-A 685; Subprime 630.

•	96% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 36%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 3 years.

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$170	$168	$(2)	5%	1%
Prime (Non-Agency)	967	1,098	131	30%	2%
Alt-A	972	1,074	102	29%	2%
Subprime	369	406	37	11%	1%
Commercial	905	920	15	25%	2%

Total AFG consolidated	$3,383	$3,666	$283	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	December 31, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$315	$317	$2	28%	3%
Prime (Non-Agency)	279	292	13	26%	2%
Alt-A	265	299	34	26%	2%
Subprime	131	143	12	12%	1%
Commercial	89	92	3	8%	1%

Total	$1,079	$1,143	$64	100%	9%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$137	$134	$(3)	15%	1%
Prime (Non-Agency)	138	155	17	18%	1%
Alt-A	289	319	30	37%	3%
Subprime	161	176	15	20%	2%
Commercial	83	84	1	10%	1%

Total	$808	$868	$60	100%	8%

Annuity and Run-off:

	December 31, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$234	$235	$1	8%	1%
Prime (Non-Agency)	876	962	86	33%	2%
Alt-A	632	716	84	25%	2%
Subprime	167	187	20	6%	0%
Commercial	807	835	28	28%	2%

Total	$2,716	$2,935	$219	100%	7%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$33	$34	$1	1%	0%
Prime (Non-Agency)	826	931	105	34%	2%
Alt-A	683	755	72	27%	2%
Subprime	208	230	22	8%	1%
Commercial	822	836	14	30%	2%

Total	$2,572	$2,786	$214	100%	7%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	December 31, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,921	$1,957	$36	48%
AA	144	151	7	4%
A	248	266	18	6%
BBB	181	193	12	5%

Subtotal - investment grade	2,494	2,567	73	63%
BB	105	106	1	3%
B	102	102	—	2%
Other (b)	1,096	1,313	217	32%

Total	$3,797	$4,088	$291	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,107	$1,119	$12	31%
AA	143	147	4	4%
A	263	270	7	7%
BBB	232	243	11	7%

Subtotal - investment grade	1,745	1,779	34	49%
BB	128	131	3	3%
B	155	154	(1)	4%
Other (b)	1,355	1,602	247	44%

Total	$3,383	$3,666	$283	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - December 31, 2019
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$204	$2,086	$134	$1,184	$773	$2,921	$1,529	$179	$9,010	19%
AA	9	4,325	52	131	20	1,074	1,779	1,567	8,957	19%
A	—	418	8	250	16	241	1,983	8,067	10,983	24%
BBB	—	95	3	115	78	27	742	12,405	13,465	29%

Subtotal - Investment grade	213	6,924	197	1,680	887	4,263	6,033	22,218	42,415	91%
BB	—	9	—	74	32	—	13	596	724	2%
B	—	—	1	97	5	—	4	76	183	0%
CCC, CC, C	—	—	—	544	3	—	4	42	593	1%
D	—	—	—	185	—	—	—	1	186	0%

Subtotal - Non-Investment grade	—	9	1	900	40	—	21	715	1,686	3%
Not Rated	—	54	13	581	—	17	1,074	778	2,517	6%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

	Fair Value - December 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$213	$1,889	$98	$367	$752	$2,679	$1,191	$170	$7,359	17%
AA	22	4,456	53	129	18	1,244	1,326	1,583	8,831	21%
A	—	448	—	248	22	250	1,836	7,185	9,989	24%
BBB	—	110	—	169	74	84	685	10,931	12,053	29%

Subtotal - Investment grade	235	6,903	151	913	866	4,257	5,038	19,869	38,232	91%
BB	—	—	—	97	34	—	23	531	685	2%
B	—	8	—	151	3	—	4	88	254	0%
CCC, CC, C	—	—	—	670	5	—	2	12	689	2%
D	—	3	—	230	—	—	—	1	234	1%

Subtotal - Non-Investment grade	—	11	—	1,148	42	—	29	632	1,862	5%
Not Rated	8	50	17	685	12	21	466	749	2,008	4%

Total	$243	$6,964	$168	$2,746	$920	$4,278	$5,533	$21,250	$42,102	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.